Filed Pursuant to Rule 497

Registration No. 333-212323

CION ARES DIVERSIFIED CREDIT FUND

Supplement dated January 19, 2018

To

Prospectuses relating to Class A and Class C shares (the “Multi-Class Prospectus”), Class I and Class L shares dated July 11, 2017 (collectively, the “Prospectuses”)

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying Prospectuses of CION Ares Diversified Credit Fund (the “Fund”) dated July 11, 2017. This supplement is part of, and should be read in conjunction with, the Prospectuses. The Prospectuses have been filed with the U.S. Securities and Exchange Commission, and are available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectuses, as applicable, unless otherwise stated herein.

This supplement amends the indicated sections of the Prospectuses as follows:

DESCRIPTION OF CAPITAL STRUCTURE

The third and fourth sentence of the paragraph in the section entitled “Description of Capital Structure — Shares of Beneficial Interest — Shares” on page 82 of the Prospectuses is hereby replaced in its entirety with the following:

Shares will have no preference, preemptive, appraisal, conversion or redemption rights, and will be freely transferable, except where their transfer is restricted by law or contract. The Declaration of Trust provides that the Board shall have the power to repurchase or redeem Shares and provide Shareholders with the right to exchange Shares of any class for Shares of one or more other classes in the manner and on the terms described herein.

TAX ASPECTS

The following paragraph is added as the second to last paragraph in the section entitled “Tax Aspects — Taxation of the Fund” on page 89 of the Prospectuses:

Under current tax law, conversion between share classes is generally not expected to be a taxable event to the Shareholder.

This supplement amends the indicated sections of the Multi-Class Prospectus as follows:

SUMMARY OF TERMS

 The following sub-section is added after the section entitled “Summary of Terms — Purchases of Shares” on page 11 of the Multi-Class Prospectus:

EXCHANGE OF SHARES	Investors eligible to purchase Class I Shares may exchange Class A Shares to Class I Shares. See “Plan of Distribution” on page 96.

The first paragraph in the section entitled “Summary of Terms — Share Classes” on page 13 of the Multi-Class Prospectus is hereby replaced in its entirety with the following:

The Fund currently offers four different classes of shares: Class A, Class C, Class I and Class L Shares. The Fund began continuously offering its common shares on January 3, 2017. As of July 11, 2017, the Fund simultaneously redesignated its issued and outstanding common shares as Class A Shares and created its Class C, Class I and Class L Shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. The fees and expenses for the Fund are set forth in “Summary of Fees and Expenses.” If you have hired an intermediary and are eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for you. When selecting a share class, you should consider which Share classes are available to you, how much you intend to invest, how long you expect to own shares, and the total costs and expenses associated with a particular share class. The Fund offers Class I Shares and Class L Shares through different prospectuses. Investors eligible to purchase Class I Shares may exchange Class A Shares to Class I Shares. See “Plan of Distribution.”

PLAN OF DISTRIBUTION

The following sub-section is added after the section entitled “Plan of Distribution — Purchase Terms” on page 98 of the Multi-Class Prospectus:

Exchanging Shares

Investors eligible to purchase Class I Shares may exchange Class A Shares to Class I Shares. Class I Shares are not subject to any upfront sales charge. Class I Shares are not subject to a distribution fee, shareholder servicing fees, or contingent deferred sales charge. Class I Shares may only be available through certain Financial Intermediaries. For all accounts, Class I Shares require a minimum investment of $1,000,000, while subsequent investments may be made with any amount. The Fund reserves the right to waive the investment minimum.

You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Fund’s transfer agent, DST, by mail to CION Ares Diversified Credit Fund c/o DST Systems, Inc., P.O. Box 219422, Kansas City, MO 64121-9422 or by calling the toll free number 888-729-4266.

Please retain this Supplement with your Prospectuses.